EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-QSB of Franklin Towers Enterprises, Inc. (the “Company”) for the period ended June 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Kelly Fan, the President, Chief Executive Officer, Treasurer and Director of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly present, in all material respects, the financial condition and results of operations of the Company.

Date: August 14, 2007

By: /s/ Kelly Fan
Name: Kelly Fan
Title: President, Chief Executive Officer, Treasurer, and Director (Principal Executive, Financial, and Accounting Officer)